UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 31, 2008
CALIFORNIA WATER SERVICE GROUP
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street
San Jose, California	95112
(Address of principal executive offices)	(Zip Code)
(408) 367-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 31.1
EXHIBIT 31.2
EXHIBIT 32
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01.	Other Events.
     California Water Service Group (the “Company”) is filing this Current Report on Form 8-K to add additional information to the notes of its Consolidated Financial Statements for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 2, 2009 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”). The additional note is Note 17, which contains condensed consolidating financial information of the Company and its subsidiaries, including California Water Service Company, a wholly-owned subsidiary of the Company, in accordance with Rule 3-10(c)(4) of Regulation S-X. Such footnote does not alter or change any of the Company’s financial information as reported in the Company’s 2008 10-K.

Item 9.01.	Financial Statements and Exhibits.
     We hereby file the following exhibits with this report:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

31.1	Chief Executive Officer certification of financial statements pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Chief Financial Officer certification of financial statements pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32	Chief Executive Officer and Chief Financial Officer Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.1	Consolidated Financial Statements of California Water Service Group

99.2	Controls and Procedures

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: April 7, 2009	By: Name:	/s/ Martin A. Kropelnicki Martin A. Kropelnicki
	Title:	Vice President, Chief Financial Officer and Treasurer

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